11 March 2013

PCH Financial S.à r.l.

as Seller

and

ANEW LIFE, INC.

as Buyer

in the presence of

TW Life V S.à r.l.,

TW Life VI S.à r.l.,

TW Life VII S.à r.l., and

TW Life VIII S.à r.l.

as the Companies

NIBs Transfer Agreement

THIS TRANSFER AGREEMENT (the “Agreement”) is made on the 11th day of March, 2013:

BETWEEN

(1)

PCH Financial S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 168291, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (the “Seller”);

and

(2)

ANEW LIFE, INC., a corporation incorporated under the laws of the State of Utah, USA, having its registered office at 4626 North 300 West, Suite 365, Provo, Utah 84604, USA (the “Buyer”);

IN THE PRESENCE OF

(3)

TW Life V S.à r.l., TW Life VI S.à r.l., TW Life VII S.à r.l., and TW Life VIII S.à r.l., each a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (each individually, the “Company,” and together, the “Companies”).

each a “Party” and together the “Parties” to  this Agreement.

WHEREAS

(A)

The Seller acquired an aggregate of 6,599,000 participating debt certificates with a nominal value of one US dollar (US $1.00) issued by the Companies (the “PDCs”), representing a total issue of PDCs having an aggregate par value of US $6,599,000.00 as set forth in Exhibit A; and

(B)

In accordance with the terms hereof, the Buyer is willing to buy, and the Seller is willing to sell, the PDCs, effective as of the date of this Agreement (the “Effective Date”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.

Construction

1.1

In this Agreement, any reference to any agreement (howsoever named) is to such agreement as it may be amended, supplemented or extended from time to time, whether before or after the date hereof.

1.2

Clause headings are for ease of reference only.

1.3

The participating debt certificates issued by the Companies (defined above as “PDCs”) represent the net insurance benefits (the “NIBs”) from a portfolio of life settlement policies indirectly owned by the Companies (the “Portfolio”) as set forth in Exhibit B.

1.4

For purposes of this Agreement and any future communications between the Parties, the term “PDCs” and “NIBs” shall be considered interchangeable and all Parties hereby acknowledge and agree to their interchangeability.

2.

Transfer

The Seller agrees to sell and transfer to the Buyer, who accepts, all of the 6,599,000 NIBs issued by the Companies (as set forth in Exhibit B) and acquired by the Seller, such transfer to be effective as of the Effective Date. By countersigning this Agreement, each Company expressly consents to the transfer of the NIBs issued by it from the Seller to the Buyer.

3.

Consideration & Payment

3.1

The total consideration for the transfer of the NIBs (the “Consideration”) shall be US $5,999,000.00 payable partially in cash and partially with a promissory note from Buyer.

3.2

Upon the receipt by the Buyer of a copy of the amended and executed register and confirmation from the managers of each Company that the Buyer has been registered as the holder of the NIBs in the register of NIBs of the respective Company pursuant to paragraph 4.1 below:

(a)

Buyer shall send US $3,000,000.00 in cash by wire transfer for the benefit of Seller’s account pursuant to the wire instructions set forth in Exhibit C; and

(b)

Buyer shall execute and deliver to Seller (A) a secured promissory note in the amount of US $2,999,000.00 in the form of Exhibit D (the “Promissory Note”) and (B) a pledge agreement in the form of Exhibit E (the “Pledge Agreement”), in which the Buyer pledges to the Seller 50% of the NIBs as collateral (the “Collateral”) to secure the Buyer’s obligations under the Promissory Note.

4.

Reconveyance

4.1

Notwithstanding any contrary provision in the Promissory Note or Pledge Agreement, if the Buyer does not pay off in full all amounts owed (including principal and interest) under the Promissory Note by December 31, 2013 (the “Maturity Date”), the Borrower shall irrevocably transfer, convey and assign back to Seller on the Maturity Date a proportionate share (as defined below) of the right, title, interest, claim, benefits, privileges and ownership of the Collateral as defined in Schedule A of the Pledge Agreement and set forth in Exhibit F and any and all collections thereon and proceeds thereof free and clear of all charges, claims, liens, pledges, security interests and encumbrances of all kinds (the “Reconveyance”).

4.2

For the purposes of this Agreement, “Proportionate Share” is defined as the fraction calculated by dividing the unpaid, outstanding principal owed under the Promissory Note by the initial principal owed under the Promissory Note. By way of example, if the Buyer has paid off US $2,000,000.00 of the initial principal of $2,999,000.00 during the term of the Promissory Note, leaving an outstanding principal balance of US $999,000.00 on the Maturity Date, then the Proportionate Share shall be 0.333111. Hence, the portion of the Collateral to be reconveyed (the “Reconveyed Collateral”) would be 0.333111 of the Collateral as set forth in Exhibit F.  Specifically, the Reconveyed Collateral under the above scenario would be equal to the product of (i) 0.333111 and (ii) 50% of all NIBs issued by the Companies set forth in Exhibit F.

4.3

Any such Reconveyance by the Buyer shall constitute full payment of the principal of the Promissory Note, without qualification, and notwithstanding the Promissory Note or the Pledge Agreement, the Buyer shall have no further liability under the Promissory Note to the Seller or any other person, excluding upaid and accrued interest, if any.

4.4

In event of a Reconveyance, Buyer shall have the option, in its sole discretion, to purchase the Reconveyed Collateral back from Seller for a period lasting up to April 11, 2014 (the “Expiration Date”) for a purchase price equal to the outstanding balance of the Promissory Note (both principal and accrued interest) as of the Maturity Date. The Buyer agrees that after the Expiration Date, the Reconveyed Collateral can be subsequently sold, assigned or otherwise transferred by Seller or its designee to an entity or person unknown to the Buyer, without Buyer’s consent or knowledge. The Seller’s rights hereunder may be assigned otherwise or transferred to such party or parties before, at or after the conveyance of the Reconveyed Collateral by the Buyer back to the Seller or its designee pursuant to this Agreement, so long as any such disposition is subject to the Buyer’s option to the Reconveyed Collateral as stated herein. In the event that the Buyer wishes to exercise such option, the Buyer shall notify the Seller in writing within 5 business days of the Maturity Date and shall simultaneously send US $1,000.00 in cash by wire transfer for the benefit of Seller’s account pursuant to the wire instructions set forth in Exhibit C or pursuant to such other wire instructions previously designated by Seller to the Buyer.

5.

Net Death Benefits

In the event any maturity in the Portfolio occurs that results in net death benefits distributed to Buyer (the “Net Death Benefits”), Buyer agrees to use the full amount (100%) of the Net Death Benefits to pay down (or payoff) any outstanding balance (both principal and accrued interest) owed by the Buyer pursuant to the Promissory Note.  Under no circumstance shall the aggregate amount of payments made by Buyer exceed the amount owed (both principal and accrued interest) pursuant to the Promissory Note.

6.

Registration

6.1

As soon as practically possible on the Effective Date, each Company shall register the Buyer as holder of the NIBs issued by it in the register of NIBs of the respective Company. The Parties expressly grant power to each manager of each Company, acting individually and with full power of substitution, to amend and execute the above register for and on behalf of the respective Company and the Buyer and to do all such acts and things as may be ancillary thereto and/or necessary and/or useful and/or desirable in the sole opinion of such manager in connection with or for the purpose of giving full effect to this Agreement.

6.2

Upon amendment and execution of the above register, the managers of each Company shall cause to be delivered to Buyer via email (to be followed by a hard copy via courier) a copy of such amended and executed register and confirm to Buyer via email (to be followed by a hard copy via courier) that the Buyer has been registered as the holder of the NIBs in the register of NIBs of the respective Company and is entitled to all rights and privileges of such ownership, including the right to transfer or convey such NIBs without further consent of any person, except only as may be limited by this Agreement, the Promissory Note, the Pledge Agreement or the Underlying Documents (as defined below).

7.

Representations and Warranties

7.1

The Seller represents and warrants to the Buyer as of the Effective Date as follows:

(a)

The Seller is a validly organised and existing company under the laws of Luxembourg, and it has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)

The execution and the performance of this Agreement by the Seller have been duly authorized by its managers and/or any and all other necessary management body(ies) of the Seller and no further corporate action on the part of the Seller is necessary to authorize this Agreement and/or its performance;

(c)

This Agreement has been duly executed by the Seller, and this Agreement constitutes the valid and binding agreement of the Seller, enforceable against it in accordance with the terms hereof;

(d)

Each Company is a private limited liability company (société à responsabilité limitée) duly incorporated and validly existing under the laws of Luxembourg;

(e)

To the best of the Seller’s knowledge, the “centre of main interests” (as that term is used in the Council Regulation (EC) N° 1346/2000 of 29 May 2000 on insolvency proceedings, the “Insolvency Regulation”) of each Company is in Luxembourg, and each Company has no “establishment” (as that term is used in the Insolvency Regulation) outside Luxembourg;

(f)

In respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) it entered into this Agreement in good faith and for the purpose of carrying out its business, (ii) it entered into this Agreement on arms’ length commercial term, and (iii) it entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction;

(g)

To the best of the Seller’s knowledge, no action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Company and the Seller;

(h)

The Seller and each Company do not meet or threatens to meet the criteria for the opening of any proceedings referred to under the above paragraph;

(i)

The Seller is the sole beneficial and legal owner of the NIBs;

(j)

As of the Effective Date, the NIBs are validly issued and fully paid up and represent in aggregate one hundred percent (100%) of the NIBs issued by the Companies; and the Seller is not aware of any document related to the NIBs and the Collateral (the “Underlying Documents”) that would preclude the Seller from consummating the transactions contemplated hereunder;

(k)

As of the Effective Date, the Seller shall own the NIBs free and clear of any lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind other than preferential rights arising by operation of law;

(l)

As of the Effective Date, each policy in the Portfolio is valid, in-force and in good-standing and has not lapsed nor is in any grace period.

(m)

As of the Effective Date, the amounts to be advanced under those certain loan agreements entered into by the Companies with a European Financial Institution are set forth in Schedule I, which are a part of the Underlying Documents (the “Loan Amounts”), which amounts are subject to the satisfaction of all conditions precedent set forth under such loan agreements, all of which are valid, duly authorized and executed.

(n)

As of the Effective Date, to the best of Seller’s knowledge, the available amounts on deposit at accounts controlled by, or in the name of, the Companies are set forth in Schedule II.

(o)

As of the Effective Date, to the best of Seller’s knowledge, the Loan Amounts  under paragraph m above and the expenses as set forth in Schedule III include all material expenses associated with the administration of the structure underlying the NIBs.

(p)

There is no floating charge (gage sur fonds de commerce) or similar security in existence on the business of each Company nor any mandate with a view to the creation thereof; and

(q)

This Agreement does not violate any contractual or other obligation binding upon it and each Company.

7.2

The Buyer hereby represents and warrants to the Seller as follows:

(a)

The Buyer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and it has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)

The execution and the performance of this Agreement by the Buyer have been duly authorized by its managers and/or any and all other necessary management body(ies) of the Buyer and no further corporate action on the part of the Buyer is necessary to authorize this Agreement and/or its performance;

(c)

This Agreement has been duly executed by the Buyer and this Agreement constitutes the valid and binding agreement of the Buyer, enforceable against it in accordance with the terms hereof;

(d)

In respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) it entered into this Agreement in good faith and for the purpose of carrying out its business, (ii) it entered into this Agreement on arms’ length commercial terms and (iii) it entered into this

Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction.

(e)

No action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Buyer; and

(f)

This Agreement does not violate any contractual or other obligation binding upon it.

8.

Right to Set-off

If Buyer obtains a final, non-appealable judgment from a court of competent jurisdiction against Seller for any violation of the representations and warranties in Section 7.1 (“Seller’s Violation”), the Buyer shall have right to set-off any amounts Seller is obligated to pay Buyer pursuant to such final, non-appealable judgment against amounts due to Seller under this Agreement, including but not limited to what is owed under the Promissory Note (“Set-Off”).  Such election to set-off costs associated with curing Seller’s Violation shall not be construed as a waiver of any other rights Seller may have with respect to Seller’s Violation, including but not limited to a claim for damages.  Notwithstanding this paragraph, Seller hereby reserves the right to exercise all available remedies with respect to Seller’s Violation.

9.

Expenses

The Buyer hereby acknowledges that upon the consummation of the transactions contemplated by this Agreement, the Buyer shall assume the obligations to pay the expenses set forth in Schedule III.

10.

Costs

Each Party shall bear its own costs, fees and expenses incurred in the negotiation, execution and performance of this Agreement and any matter contemplated by it.

11.

Further Assurances

The Parties each agree to execute and deliver such additional instruments and other documents, and to take all such further actions, as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

12.

Relationship of Parties

Nothing contained herein is intended, nor shall be construed, to create a partnership, joint venture or other similar association between or among any of the Parties hereto for any purpose.

13.

Waiver

The failure or delay of any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed as a waiver of any such provision, nor in any way to affect the validity or this Agreement or any part hereof or the right of such Party thereafter to enforce each and every such provision.  No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.  All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

14.

Entire Agreement

This agreement constitutes the entire and sole agreement between the Parties thereto on the provisions covered by it. This agreement may only be amended or modified by a written document signed by the Seller and the Buyer.

15.

Amendments

No modification, amendment or waiver of, or with respect to, any provision of this Agreement, and all other agreements, instruments and documents delivered pursuant to this Agreement, shall be effective unless it shall be in writing and signed by each of the Parties.

16.

Severability

The unenforceability or nullity of any provision of this agreement shall not affect the validity or enforceability of any other provisions hereof.

17.

Governing Law, Jurisdiction and Waiver of Jury Trial

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.  ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION

AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

Notwithstanding anything contained herein to the contrary, it is the Parties’ intent that this Agreement and the Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York, but the Pledge Agreement shall be governed by, and construed in accordance with, the laws of Luxembourg.

18.

Headings

The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

19.

Counterparts

This Agreement may be executed by the parties in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.

(Signature Page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in counterparts as of the date first above written.

THE SELLER

PCH Financial S.à r.l.

/s/Martin Kramer

By: Martin Kramer

Title: Manager

/s/Benoit Bauduin

By: Benoit Bauduin

Title: Manager

THE BUYER

ANEW LIFE, INC.

/s/Randall F. Pearson

By: Randall F. Pearson

Title: President

In accordance with article 1690 of the Luxembourg Civil Code and the terms and conditions of the NIBs, the above-mentioned transfer of the NIBs is approved by each Company and any notification requirements with respect thereto are hereby waived.

THE COMPANIES

TW Life V S.à r.l.

/s/Patrick Moinet

By: Patrick Moinet

Title: Manager

/s/Olivier Liegeois

By: Olivier Liegeois

Title:

TW Life VI S.à r.l.

/s/Patrick Moinet

By:  Patrick Moinet

Title: Manager

/s/Olivier Liegeois

By: Olivier Liegeois

Title: Manager

TW Life VII S.à r.l.

/s/Patrick Moinet

By: Patrick Moinet

Title: Manager

/s/Olivier Liegeois

By: Olivier Liegeois

Title: Manager

TW Life VIII S.à r.l.

/s/Patrick Moinet

By: Patrick Moinet

Title: Manager

/s/Olivier Liegeois

By: Olivier Liegeois

Title: Manager

Exhibit A

Schedule of NIBs

Issue Date	Company	No. of NIBs	Par Value
14 June 2012	TW Life S.à r.l. V	1,983,000	US $1,983,000.00
14 June 2012	TW Life S.à r.l. VI	1,812,000	US $1,812,000.00
12 July 2012	TW Life S.à r.l. VII	1,120,000	US $1,120,000.00
12 July 2012	TW Life S.à r.l. VIII	1,684,000	US $1,684,000.00
Total		6,599,000	US $6,599,000.00

Exhibit B

Life Insurance Policies

Lux Sarl	Policy ID	Carrier	Death Benefit (in US $)	% of DB	MPIC Covered Death Benefit (in US $)
TW Life V Sarl	PEIR62L	AG	5,000,000	70.0%	3,500,000
TW Life V Sarl	ROPE439	AXA	1,000,000	70.0%	700,000
TW Life V Sarl	JADA763	Lincoln	8,000,000	75.0%	6,000,000
TW Life V Sarl	DAGE449	JP	3,000,000	75.0%	2,250,000
TW Life V Sarl	BACH540	NYL	10,000,000	70.0%	7,000,000
TW Life V Sarl	BAZA874	JP	5,000,000	30.0%	1,500,000
TW Life V Sarl	KUHE723	Hancock	8,000,000	30.0%	2,400,000
TW Life V Sarl	GOGE837	Lincoln	2,500,000	30.0%	750,000
TW Life V Sarl	LERO85L	AG	10,000,000	30.0%	3,000,000
TW Life V Sarl	SEMU285	Lincoln	4,000,000	100.0%	4,000,000
TW Life VI Sarl	QUWI263	Hancock	5,000,000	100.0%	5,000,000
TW Life VI Sarl	PEIR62L	AG	5,000,000	30.0%	1,500,000
TW Life VI Sarl	ROPE439	AXA	1,000,000	30.0%	300,000
TW Life VI Sarl	JADA763	Lincoln	8,000,000	25.0%	2,000,000
TW Life VI Sarl	DAGE449	JP	3,000,000	25.0%	750,000
TW Life VI Sarl	BACH540	NYL	10,000,000	30.0%	3,000,000
TW Life VI Sarl	BAZA874	JP	5,000,000	70.0%	3,500,000
TW Life VI Sarl	KUHE723	Hancock	8,000,000	70.0%	5,600,000
TW Life VI Sarl	GOGE837	Lincoln	2,500,000	70.0%	1,750,000
TW Life VI Sarl	LERO85L	AG	10,000,000	70.0%	7,000,000
TW Life VII Sarl	SHGE699	Lincoln	5,000,000	100.0%	5,000,000
TW Life VII Sarl	GOLA341	Lincoln	10,000,000	35.0%	3,500,000
TW Life VII Sarl	WAME68J	ReliaStar NY	10,000,000	35.0%	3,500,000
TW Life VII Sarl	FOII118	AXA	10,000,000	35.0%	3,500,000
TW Life VII Sarl	NORI882	Protective	3,000,000	35.0%	1,050,000
TW Life VII Sarl	MOJO321	LBL	1,000,000	35.0%	350,000
TW Life VII Sarl	RERA847	Trans	1,600,000	35.0%	560,000
TW Life VII Sarl	DUBR444	NYL	10,938,933	35.0%	3,828,627
TW Life VII Sarl	STMA258	AXA	10,000,000	35.0%	3,500,000
TW Life VII Sarl	GIGE327	AXA	3,000,000	35.0%	1,050,000
TW Life VIII Sarl	GOLA341	Lincoln	10,000,000	65.0%	6,500,000
TW Life VIII Sarl	WAME68J	ReliaStar NY	10,000,000	65.0%	6,500,000
TW Life VIII Sarl	FOII118	AXA	10,000,000	65.0%	6,500,000
TW Life VIII Sarl	NORI882	Protective	3,000,000	65.0%	1,950,000
TW Life VIII Sarl	MOJO321	LBL	1,000,000	65.0%	650,000
TW Life VIII Sarl	RERA847	Trans	1,600,000	65.0%	1,040,000
TW Life VIII Sarl	DUBR444	NYL	10,938,933	65.0%	7,110,306
TW Life VIII Sarl	STMA258	AXA	10,000,000	65.0%	6,500,000
TW Life VIII Sarl	GIGE327	AXA	3,000,000	65.0%	1,950,000
TW Life VIII Sarl	SAEA757	LBL	3,000,000	100.0%	3,000,000
Total					129,038,933

Exhibit C

Wire Transfer Instructions

Bank:

First Republic Bank

Bank Address:

1230 Avenue of the Americas

New York, NY 10020

SWIFT:

ABA:

Credit Account No.:

Account Name:

Exhibit D

Form of Promissory Note

SECURED PROMISSORY NOTE

$2,999,000.00

March 11, 2013

Pursuant to that certain NIBs Transfer Agreement of the same date herewith (the “Transfer Agreement”), which definitions, terms and conditions contained therein are hereby incorporated by reference, the undersigned, ANEW LIFE, INC., a corporation incorporated under the laws of the State of Utah, USA, having its registered office at 4626 North 300 West, Suite 365, Provo, Utah 84604, USA (“Debtor”), hereby promises to pay to the order of PCH Financial S.à r. l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 168291, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (“Creditor”), the principal sum of Two Million Nine Hundred Ninety-Nine Thousand and no/100 Dollars ($2,999,000.00), together with interest thereon as hereinafter provided (the “Debt Obligation”).

1.

RATES OF INTEREST

The principal balance of the Debt Obligation will bear interest, compounded annually at the rate of 4.0% per annum.

2.

MATURITY DATE

Notwithstanding anything set forth above, all sums due under this Note, both principal and interest, if not sooner paid, shall be due and payable no later than 6am Luxembourg time on December 31, 2013 (the “Maturity Date”).

3.

APPLICATION OF PAYMENTS

Payments received by Creditor pursuant to the terms hereof shall be applied first to accrued interest and then to principal; provided that during any Event of Default (as defined in Section 7 below), Creditor may apply any payments received to the obligations owing to Creditor in such order and manner as Creditor in its sole discretion shall determine.

4.

PREPAYMENT

Except as provided herein, the principal amount of the Debt Obligation may be prepaid in whole or in part at any time without premium or penalty.

5.

SECURITY

This Note is secured by a Pledge Agreement of even date herewith (the “Pledge Agreement”), made by Debtor for the benefit of Creditor on 50% of certain assets acquired by Debtor pursuant to the NIBs Transfer Agreement. The terms of the Pledge Agreement are incorporated herein and made a part hereof by reference as if fully set forth herein.

6.

DEFAULT

The occurrence of any one or more of the following events shall constitute an “Event of Default” as such term is used herein:

a.

A default in the payment of any amount due under this Note on the due date therefor;

b.

Failure of Debtor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Note or in any of the other agreements, instruments and documents entered into in connection with the Debt Obligation (together with this Note, as the same may from time to time hereafter be amended or supplemented, the “Debt Obligation Documents”);

c.

Any representation, warranty or statement made by Debtor or any other obligor, guarantor, surety or third-party pledgor with respect to the Debt Obligation (each, an “Other Obligor”) in the Debt Obligation Documents or any other instrument now or hereafter evidencing, securing or in any manner relating to the Debt Obligation proves untrue in any material respect;

d.

A default by any Other Obligor under any of the Debt Obligation Documents;

e.

Debtor shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of Debtor, or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for Debtor or for a substantial part of the property thereof and shall not be discharged within 60 days; or Debtor makes an assignment for the benefit of creditors;

f.

Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against Debtor, and, if instituted against Debtor, shall have been consented to or acquiesced in by Debtor, or shall remain undismissed for 60 days, or an order for relief shall have been entered against Debtor, or Debtor shall take any action to approve institution of, or acquiescence in, such a proceeding;

g.

Any of the events set forth in the foregoing subsections e. or f. shall occur with respect to any Other Obligor.

Upon the occurrence of an Event of Default, at the option of Creditor, the entire balance of principal together with all accrued interest thereon shall, without demand or notice, immediately become due and payable and so long as such Event of Default continues, the entire balance of principal together with all accrued interest shall bear interest at a Default Rate of 10% per annum. Upon the occurrence of an Event of Default, Creditor may exercise any and all rights and remedies it may have under the Debt Obligation Documents, and under applicable law and in equity.

7.

WAIVERS

Except as herein provided, Debtor and all others who may become liable for all or part of the principal balance hereof or for any obligations of Debtor to Creditor or the holder hereof (a) jointly and severally, forever waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, (b) agree that the time of payment of the debt or any part thereof may be extended from time to time without modifying or releasing the lien of Security Agreement or any other Debt Obligation Document or the liability of Debtor or any other such parties, the right of recourse against Debtor and such parties being hereby reserved by Creditor; and (c) agree that time is of the essence. Debtor agrees to pay all costs of collection when incurred, whether suit be brought or not, including reasonable attorneys’ fees and costs of suit and preparation therefor, and to perform and comply with each of the covenants, conditions, provisions and agreements of the Debtor contained in this Note and the other Debt Obligation Documents and Security Agreements. It is expressly agreed by Debtor that no extensions of time for the payment of this Note, nor the failure on the part of Creditor to exercise any of its rights hereunder, shall operate to release, discharge, modify, change or affect the original liability under this Note or any of the other Debt Obligation Documents, either in whole or in part.

8.

COMPLIANCE

If any provision of this Note shall be illegal or unenforceable, such provision shall be deemed canceled to the same extent as though it never had appeared therein, but the remaining provisions shall not be affected thereby.

9.

NOTICES

Whenever Creditor or Debtor desires to give any notice to the other, it shall be sufficient for all purposes if such notice is personally delivered or sent by registered or certified mail, postage prepaid, addressed to the intended recipient at the address listed at the beginning of this Note for the Debtor, or such other address as hereafter specified in writing, and for the Creditor at the address listed at the beginning of this Note, or such other address as hereafter specified in writing.

10.

INTEREST NOT TO EXCEED MAXIMUM ALLOWED BY LAW

It is the intent of Debtor and Creditor in the execution of this Note and all other instruments securing this Note that the debt obligation evidenced hereby be exempt from the restrictions of the usury laws of the State of Utah and all other applicable law. In the event that, for any reason, it should be determined that the Utah (or any other state’s) usury law is applicable to the Debt Obligation, Creditor and Debtor stipulate and agree that none of the terms and provisions contained herein or in any of the other Debt Obligation Documents shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law. If from any circumstances whatsoever, by reason of acceleration or otherwise, the fulfillment of any provision of this Note or the other Debt Obligation Documents involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then the obligations to be fulfilled will be reduced to the limit of such validity as provided in such statute or law, so that in no event shall any exaction be possible under this Note in excess of the limit of such validity.

11.

CONSENT OF JURISDICTION

At the option of the Creditor, this Agreement may be enforced in any federal court or Utah State Court sitting in Salt Lake County, Utah; and the Debtor consents to the jurisdiction and venue of any such court and waives any argument that venue in such forums is not convenient. In the event the Debtor commences any action in another jurisdiction or venue arising directly or indirectly from the relationship created by this Note, the Creditor at its option shall be entitled to have the case transferred to one of the jurisdictions and venues above-described, or if such transfer cannot be accomplished under applicable law, to have such case dismissed without prejudice.

12.

APPLICABLE LAW AND WAIVER OF JURY TRIAL

THIS NOTE AND THE OTHER DEBT OBLIGATION DOCUMENTS (EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN ANY SUCH OTHER DEBT OBLIGATION DOCUMENTS) SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). WHENEVER POSSIBLE, EACH PROVISION OF THIS NOTE AND ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO, SHALL BE INTERPRETED IN SUCH MANNER AS

TO BE EFFECTIVE AND VALID UNDER SUCH APPLICABLE LAW, BUT, IF ANY PROVISION OF THIS NOTE OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO SHALL BE HELD TO BE PROHIBITED OR INVALID UNDER SUCH APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO. DEBTOR HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT AND TO ANY OF THE DEBT OBLIGATION DOCUMENTS, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. DEBTOR REPRESENTS TO CREDITOR THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

13.

ATTORNEYS’ FEES

If this Note is not paid when due or if any Event of Default occurs, Debtor promises to pay all costs of enforcement and collection, including, without limitation, reasonable attorneys’ fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

Signed effective as of the day and year first above written.

“Debtor”

ANEW LIFE, INC.

Signature:  /s/Randall F. Pearson

Name:  Randall F. Pearson

Title:   President

Exhibit E

Form of Pledge Agreement

11 March 2013

ANEW LIFE, INC.

as Pledgor

and

PCH Financial S.à r.l.

as Pledgee

and

TW Life V S.à r.l.,

TW Life VI S.à r.l.,

TW Life VII S.à r.l., and

TW Life VIII S.à r.l.

as the Companies

NIBs PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (the “Agreement”) is made on this 11th day of March, 2013:

BETWEEN

(1)

ANEW LIFE, INC., a corporation incorporated under the laws of the State of Utah, USA, having its registered office at 4626 North 300 West, Suite 365, Provo, Utah 84604, USA (the “Pledgor”);

(2)

PCH Financial S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 168291, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (the “Pledgee”); and

(3)

TW Life V S.à r.l., TW Life VI S.à r.l., TW Life VII S.à r.l., and TW Life VIII S.à r.l., each a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, whose registration with the Luxembourg Trade and Companies Register, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (each individually, the “Company,” and together, the “Companies”).

WHEREAS

A.

Pursuant to the NIBs Transfer Agreement of even date herewith between the Parties (the “Transfer Agreement”), the Pledgee acting as creditor has agreed to provide the Pledgor acting as debtor a loan on the terms and subject to the conditions set forth in the secured promissory note (the “Promissory Note”) of the same date herewith.

B.

The Pledgor owns one hundred percent (100%) of the NIBs (as defined below) issued by each of the Companies.

C.

The Pledgor has agreed to pledge the Pledged Assets (as defined below) in accordance with the terms of this Agreement to secure its payment obligations under the Promissory Note.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

1.

DEFINITIONS

1.1

Unless the context otherwise requires or unless otherwise defined in this Agreement, words and expressions defined in the Promissory Note shall have the same meaning when used in this Agreement. In addition, the following definitions shall apply:

Event of Default means any of the events of default as referred to in clause 6 of the Promissory Note.

Insolvency Regulation means the Council Regulation (EC) N° 1346/2000 of 29 May 2000 on insolvency proceedings (OJEC L 160, 30/06/2000, p. 1 ff.).

NIBs means participating debt certificates issued by the Companies representing the net insurance benefits (the “NIBs”) from a portfolio of life settlement policies indirectly owned by the Companies (the “Portfolio”) as set forth in Schedule A, which currently consists of 6,599,000.00 NIBs having a par value of US $1.00 each, owned by the Pledgor and any other NIBs issued by the Companies which the Pledgor may subscribe to, acquire or be granted at any time in the future.

Pledge means the pledge (gage) created pursuant to Clause 2.

Pledged Assets means all rights, titles, interests and benefit in, to and under fifty percent (50%) of the NIBs which the Pledgor currently holds in the Companies as set forth in Schedule B and any other NIBs in the Companies which the Pledgor may subscribe to, acquire or be granted at any time in the future.

Promissory Note means the New York law governed Secured Promissory Note dated March 11, 2013 entered into between the Pledgor as debtor and the Pledgee as creditor pursuant to which, amongst other things, the creditor granted to the debtor an initial loan in the amount of US $2,999,000.00.

Register means the register of NIBs held by each of the Companies.

Secured Obligations means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Pledgor to the Pledgee under or in connection with the Promissory Note and this Agreement together with all costs, charges and expenses incurred by the Pledgor in connection with the protection, preservation or enforcement of its respective rights under the Promissory Note or any other document evidencing or securing any such liabilities as well as all costs, expenses, fees (including reasonable lawyers’ fees) and duties relating to the creation, perfection and enforcement of this Agreement and the Pledge.

1.2

In this Agreement any reference to any agreement (howsoever named) is to such agreement as it may be amended, supplemented or extended from time to time, whether before or after the date hereof.

1.3

Clause headings are for ease of reference only.

1.4

Words importing the singular shall include the plural and vice versa.

1.5

For purposes of this Agreement and any future communications between the Parties, the term “PDC’s” and “NIBs” shall be considered interchangeable and all Parties hereby acknowledge and agree to their interchangeability.

2.

PLEDGE

2.1

The Pledgor hereby grants a first ranking pledge (gage de premier rang) over the Pledged Assets to the Pledgee, as security for the full and punctual payment, performance and discharge of all the Secured Obligations and hereby in advance grants such right of pledge insofar as the same cannot be fully granted on the date hereof, which pledge is hereby accepted by the Pledgee.

2.2

Each of the Companies hereby acknowledges and accepts the Pledge.

2.3

The Pledgor shall simultaneously herewith (or in the case of any NIBs issued after the date hereof, immediately upon the issuance thereof to the Pledgor) (i) procure the recording in the Register of the Pledge and (ii) present to the Pledgee a written confirmation in the form of a certified copy of the Register from each of the Companies that this recording has been duly made.

The Pledgor and the Pledgee hereby instruct and appoint any manager respectively of each of the Companies or any employee of Capita Fiduciary S.A. to register the Pledge in the Register of each Company.

The text to be used for the registration shall be the following:

“Pursuant to a pledge agreement (“Pledge Agreement”) dated [date], ANEW LIFE, INC. has pledged, all its rights, titles, interests and benefits, present and future, in, to and under fifty percent (50%) of its NIBs (as defined in the Pledge Agreement) in the company to the Pledgee (as defined in the Pledge Agreement), and all its rights, titles, interests and benefits, present and future, in and to all rights, moneys, powers and property whatsoever which may from time to time and at any time be distributed or derived from, or accrue on or arise in respect of or relate to said NIBs to the Pledgee.

[date]

[name & signature]”

3.

REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1

The Pledgor hereby represents, warrants and undertakes to the Pledgee that:

(i)

To the Pledgor’s knowledge, the Companies are private limited liability companies (société à responsabilité limitée) duly incorporated and validly existing under the laws of Luxembourg;

(ii)

To the Pledgor’s knowledge, the “centre of main interests” (as that term is used in the Insolvency Regulation) of each of the respective Companies is in Luxembourg, and the Companies have no “establishment” (as that term is used in the Insolvency Regulation) outside Luxembourg;

(iii)

To the Pledgor’s knowledge, the Companies have the power, authority and legal right to own and operate its property, to hold and own all of its assets and to conduct the business in which it is currently engaged;

(iv)

the Pledgor has full capacity, power, legal right and lawful authority to fulfill all its obligations assumed under this Agreement and create a valid and effective first ranking pledge (gage de premier rang) over the Pledged Assets pursuant to this Agreement;

(v)

All authorizations or actions necessary or advisable in connection with the entering into this Agreement and the granting of the Pledge by the Pledgor have been obtained or taken and have not been withdrawn, revoked or rescinded prior to the date of this Agreement;

(vi)

in respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) they entered into this Agreement in good faith and for the purpose of carrying out their business, and (ii) they entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction;

(vii)

To the Pledgor’s knowledge, no action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings  (including similar German proceedings) affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Companies;

(viii)

To the Pledgor’s knowledge, the Companies do not meet or threaten to meet the criteria for the opening of any proceedings referred to under paragraph (vii) above nor is it subject to such proceedings;

(ix)

To the Pledgor’s knowledge, the Pledgor is the sole beneficial and legal owner of the NIBs;

(x)

To the Pledgor’s knowledge, the NIBs are validly issued and fully paid up and represent one hundred percent (100%) of the NIBs issued by the Companies;

(xi)

To the Pledgor’s knowledge, the Pledgor owns the Pledged Assets free and clear of any lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind other than the Pledge and preferential rights arising by operation of law;

(xii)

To the Pledgor’s knowledge, there is no floating charge (gage sur fonds de commerce) or similar security in existence on the respective businesses of the Companies nor any mandate with a view to the creation thereof;

(xiii)

the Pledge creates a valid first rank pledge (gage de premier rang) over the Pledged Assets and constitutes legally binding obligations for the Pledgor, enforceable in accordance with its terms, and validly creates the security interest it purports to create; and

(xiv)

this Agreement does not violate any contractual or other obligation binding upon the Pledgor or any law to which Pledgor is subject.

3.2

The Pledgor undertakes to the Pledgee that the representations and warranties contained in Clause 3.1 shall at all times remain true and correct until all the Secured Obligations have been fully and irrevocably discharged.

4.

COVENANTS

The Pledgor covenants to the Pledgee that:

(a)

except in accordance with the provisions of this Agreement, it shall not, without prior written consent of the Pledgee (such consent not to be unreasonably withheld), dispose of or encumber the NIBs in a transaction, including, but not limited to, a sale of the NIBs, financing of the NIBs, or sale of a debt obligation or security collateralized or secured by the NIBs;

(b)

it shall procure that no executory attachment (saisie exécutoire) is made on the Pledged Assets, and that any conservatory attachment (saisie arrêt) thereon is lifted within thirty business days of its first being made;

(c)

it shall not do or cause or permit to be done anything which will, or could be reasonably expected to, materially adversely affect this Agreement or the rights of the Pledgee or which in any way is inconsistent with or materially depreciates, jeopardizes or otherwise prejudices the NIBs or any of the Pledged Assets;

(d)

it shall cooperate with the Pledgee and sign or cause to be signed all such further documents and take all such further action as the Pledgee may from time to time reasonably request to perfect and protect the Pledge and to carry out the provisions and purposes of this Agreement;

(e)

it shall not accept any issue of new NIBs of any of the Companies unless previously accepted in writing by the Pledgee or, in case of creation of new NIBs, if the subscriber of the new NIBs, prior to the creation and subscription of such new NIBs, accepts to and actually pledges such new NIBs in favor of the Pledgee; and

(f)

in case of issuance of new NIBs to the Pledgor, the new NIBs shall be pledged in accordance with this Agreement, and the Pledgor shall forthwith procure the recording in the Register of each Company and present to the Pledgee a written confirmation in the form of a certified copy of the Register from each Company that this recording has been duly made.

5.

SCOPE OF THE PLEDGE

5.1

The Pledge shall be a continuing security interest, shall remain in force until released in accordance with Clause 11, and shall in particular not be discharged by reason of the circumstance that there is temporarily no Secured Obligations currently owing to the Pledgee.

5.2

The Pledge shall not be discharged by the entry of any Secured Obligations into any current account, in which case the Pledge shall secure any provisional or final balance of such current account up to the amount in which such Secured Obligations were entered therein.

5.3

The Pledgee may at any time without discharging or in any way affecting the Pledge (a) grant the Pledgor any time or indulgence, (b) concur in any moratorium of the Secured Obligations, (c) abstain from taking or perfecting any other security interest and discharge any other security interest, (d) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right or recourse, (e) apply any payment received from the Pledgor or for their account towards obligations of the Pledgor other than the Secured Obligations secured hereby, or (f) take any other action with respect to the Secured Obligations.

6.

RIGHTS ATTACHING TO THE NIBS

6.1

Stamping, regrouping, splitting or renewal

The Pledge shall not in any way be affected by any stamping, regrouping, splitting or renewal of the NIBs, or by any similar operation, and the financial instruments resulting from any such operation shall be part of the NIBs.

6.2

Subscription rights

Unless an Event of Default has occurred or unless agreed otherwise by the Pledgee, the Pledgor shall exercise all subscription rights to which a holder of the NIBs may be entitled. Prior to the exercise of the subscription of rights, the Pledgor shall seek prior written consent of the Pledgee and confirm that the NIBs resulting from the exercise of any such right shall be pledged to the Pledgee as security for the Secured Obligations and shall be part of the Pledged Assets.

7.

POSSIBLE SEIZURE OR ATTACHMENT

In the event of a seizure or attachment by a third party of any of the Pledged Assets, the Pledgor shall, at its own expense, (i) immediately notify the Pledgee and send it or its attorneys a copy of the relevant attachment or seizure documentation (ii) notify the third party or the attorneys acting on behalf of such third party in writing of the Pledgee’s interest in the Pledged Assets, (iii) take such measures to challenge the attachment or seizure and obtain the release of this attachment or seizure within thirty (30) days and (iv) inform regularly the Pledgee of the status of such seizure or attachment.

8.

IMMEDIATE RECOURSE

To the fullest extent allowed by applicable law, the Pledgor waives any right it may have of first requiring the Pledgee to proceed against or claim payment from any person or entity or enforce any guarantees, lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind granted by any other person or entity before enforcing the Pledge and/or any rights hereunder or pursuant hereto.

9.

ADDITIONAL SECURITY

The Pledge shall be in addition to and shall not in any way be prejudiced by or dependent on any guarantees, lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind now or hereafter held by the Pledgee as security for the Secured Obligations or any lien to which it may be entitled. The rights of the Pledgee hereunder are in addition to and not exclusive of those provided by law.

10.

ENFORCEMENT OF PLEDGE

Upon the occurrence of an Event of Default, the Pledgee shall be entitled to realize the Pledged Assets in any manner permitted by Luxembourg law and in particular, but without limitation:

(a)

appropriate the then issued NIBs at their fair market value, as determined by an independent auditor (réviseur d’entreprises) designated by the Pledgee in accordance with generally accepted accounting principles in Luxembourg; and/or

(b)

sell the NIBs or have the NIBs sold in a private transaction at arms’ length conditions (conditions commerciales normales) to pay all or any part of the then outstanding Secured Obligations; and/or

(c)

sell the NIBs by public auction to apply the proceeds to pay all or any part of the then outstanding Secured Obligations; and/or

(d)

request the courts that title to the NIBs be assigned and/or transferred to the Pledgee or such other person as the Pledgee may designate for payment of all or any part of the then outstanding Secured Obligations; and/or

(e)

act generally in relation to the NIBs and the Pledged Assets in such manner as the Pledgee acting reasonably shall determine and as shall be permitted by law.

The determination by the Pledgee that an Event of Default has actually occurred shall be conclusive unless and until the Parties hereto shall have agreed or a court order shall have decided otherwise. The Companies each may conclusively rely on any assertion of the Pledgee that an Event of Default has occurred and shall follow the instructions given to it in such context by the Pledgee without incurring any liability.

Notwithstanding anything contained herein to the contrary, upon the occurrence of an Event of Default, the remedy of the Pledgee hereunder is limited to the Pledgee’s enforcement of the Pledge and subsequent disposition or retention or otherwise of the Pledged Assets, and the Pledgor shall have no further liability to the Pledgee under the Promissory Note.

11.

DISCHARGE OF THE PLEDGE

11.1

The Pledgee shall grant an express release of the Pledge, as soon as is reasonably practicable upon demand of the Pledgor, as soon as all Secured Obligations have been unconditionally and irrevocably performed and discharged in full and there is no possibility of any further Secured Obligations coming into existence.

11.2

The Pledgee shall inform the Companies of such a release, and shall provide the Pledgor with a power of attorney in favor of the Pledgee designated by such Pledgor for the purpose of recording the release of the Pledge in the Register.

11.3

Forthwith upon such release being granted, the Pledgee shall return to the Pledgor any Pledged Assets in their possession and such Pledgor shall take delivery thereof.

12.

DUTIES OF THE PLEDGEE

The Pledgee shall not be liable for any acts or omissions, except in case of gross negligence (faute grave) or willful misconduct (faute intentionnelle). The Pledgee shall not be under any obligation to take any steps necessary to preserve any rights in the NIBs and the Pledged Assets against any other parties but may do so at its option, and all expenses incurred in connection therewith shall be for the account of the Pledgor and shall be part of the Secured Obligations.

13.

COSTS AND EXPENSES

Each Party shall bear its own costs, fees and expenses incurred in the negotiation, execution and performance of this Agreement and the Pledge and any matter contemplated by them.

14.

EVIDENCE OF SECURED OBLIGATIONS

A certificate issued by the Pledgee as to the amount and the terms and conditions of the Secured Obligations shall be conclusive evidence as against the Pledgor, save to the extent of contrary evidence if any.

15.

NOTICES

Any notice or communication under or in connection with this Agreement shall be made in accordance with Section 9 of the Promissory Note.

16.

SEVERABILITY

The invalidity, illegality or unenforceability of any provisions hereof shall not affect the validity, legality or enforceability of this Agreement or of any other provision hereof.

17.

WAIVER

17.1

No failure on the part of the Pledgee to exercise, or delay on its part in exercising, any right or remedy shall operate as a waiver, nor shall any single or partial exercise by the Pledgee of any right or remedy prevent any further or other exercise of such right or the exercise by the Pledgee of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

17.2

The Pledgor waives the benefit of articles 1251, 1285, 2021, 2022, 2026, 2029, 2036 and 2037 of the Luxembourg Civil Code, to the extent applicable.

18.

TRANSFERABILITY

18.1

This Agreement shall be binding upon and shall inure to the benefit of the Pledgor and the Pledgee and their respective successors, assigns and transferees, and references in this Agreement to any of them shall be construed accordingly.

18.2

The Pledgor shall not be entitled to assign and transfer any of its rights and obligations under this Agreement without the prior written consent of the Pledgee, such consent not to be unreasonably withheld.

19.

NOVATION

In case of novation of the Secured Obligations, the Pledge is reserved and shall remain in existence to the benefit of any new creditor of the Secured Obligations, as novated.

20.

COUNTERPARTS

20.1

This Agreement may be executed by the Parties hereto in separate counterparts and any single counterpart or set of counterparts executed and delivered by all the Parties hereto shall constitute one and the same instrument.

20.2

This Agreement may be executed by the exchange of facsimile signatures. The transmission of a facsimile signature or execution page purported to be signed or otherwise executed by a Party shall, unless that Party has expressed in writing to the other Party that such signature or execution is not to be effective, be deemed to be due execution and delivery by that Party of this Agreement.

21.

GOVERNING LAW AND JURISDICTION

21.1

This Agreement shall be governed by, and construed in accordance with, the laws of Luxembourg. For the avoidance of doubt, the Pledgor confirms and expressly agrees that this Agreement is concluded for a purpose which falls within his trade and profession; the Parties acknowledge and agree that this Agreement does not constitute a consumer contract and falls outside the scope of article 6 of the regulation (EC) N° 593/2008 of the European Parliament and of the Council of 17 June 2008 on the law applicable to contractual obligations.

21.2

Any disputes arising out of or in connection with this Agreement shall be subject to the jurisdiction of the courts of Luxembourg, Grand Duchy of Luxembourg, without prejudice to the rights of the Pledgee to take legal action before any other court of competent jurisdiction.

[Signature pages follow]

This Agreement has been entered into on the day and year first before written.

THE PLEDGOR:  ANEW LIFE, INC.

/S/Randall F. Pearson

By: Randall F. Pearson

Title: President

THE PLEDGEE:  PCH Financial S.à r.l.

/s/Martin Kramer

/s/Benoit Bauduin

By: Martin Kramer

By: Benoit Bauduin

Title: Manager

Title: Manager

THE COMPANIES:

TW Life V S.à r.l.

/s/Patrick Moinet

By: Patrick Moinet

Title: Manager

/s/Olivier Liegeois

By: Olivier Liegeois

Title: Manager

TW Life VI S.à r.l.

/s/Patrick Moinet

By: Patrick Moinet

Title: Manager

/s/Olivier Liegeois

By: Olivier Liegeois

Title: Manager

TW Life VII S.à r.l.

/s/Patrick Moinet

By: Patrick Moinet

Title: Manager

/s/Olivier Liegeois

By: Olivier Liegeois

Title: Manager

TW Life VIII S.à r.l.

/s/Patrick Moinet

By: Patrick Moinet

Title: Manager

/s/Olivier Liegeois

By: Olivier Liegeois

Title: Manager

Schedule A

Schedule of NIBs

Issue Date	Company	No. of NIBs	Par Value
14 June 2012	TW Life S.à r.l. V	1,983,000	US $1,983,000.00
14 June 2012	TW Life S.à r.l. VI	1,812,000	US $1,812,000.00
12 July 2012	TW Life S.à r.l. VII	1,120,000	US $1,120,000.00
12 July 2012	TW Life S.à r.l. VIII	1,684,000	US $1,684,000.00
Total		6,599,000	US $6,599,000.00

Schedule B

Pledged Assets

The Pledged Assets shall be the right, title, and interest in 50% of all net insurance benefits associated with certain participating debt certificates (“NIBs”) issued by each Company as set forth below:

Issue Date	Company	No. of NIBs	Par Value
14 June 2012	TW Life S.à r.l. V	1,983,000	US$ 1,983,000.00
14 June 2012	TW Life S.à r.l. VI	1,812,000	US$ 1,812,000.00
12 July 2012	TW Life S.à r.l. VII	1,120,000	US$ 1,120,000.00
12 July 2012	TW Life S.à r.l. VIII	1,684,000	US$ 1,684,000.00
Total		6,599,000	US$ 6,599,000.00

For the sake of clarity, the right, title, and interest associated with NIBs shall include not only any proceeds derived from the NIBs themselves (via death benefits or mortality insurance protection claim), but also to any and all net proceeds generated by a sale of the NIBs, financing of the NIBs, or sale of a debt obligation or security collateralized or secured by the NIBs.

Exhibit F

Definition of Collateral

The Collateral shall be all of the Buyer’s right, title, and interest in fifty percent (50)% of all net insurance benefits associated with certain participating debt certificates (“NIBs”) issued by each Company as set forth below:

Issue Date	Company	No. of NIBs	Par Value
14 June 2012	TW Life S.à r.l. V	1,983,000	US$ 1,983,000.00
14 June 2012	TW Life S.à r.l. VI	1,812,000	US$ 1,812,000.00
12 July 2012	TW Life S.à r.l. VII	1,120,000	US$ 1,120,000.00
12 July 2012	TW Life S.à r.l. VIII	1,684,000	US$ 1,684,000.00
Total		6,599,000	US$ 6,599,000.00

For the sake of clarity, the Buyer’s right, title, and interest associated with NIBs shall include not only any proceeds derived from the NIBs themselves (via death benefits or mortality insurance protection claim), but also to any and all net proceeds generated by a sale of the NIBs, financing of the NIBs, or sale of a debt obligation or security collateralized or secured by the NIBs.

SCHEDULE I

Loan Amounts

SCHEDULE II

TW Life V S.á.r.l.
TOTAL DISBURSEMENTS(1),(2)		11908862
												41074	to	42896

EXPECTED COMMITMENT AMOUNTS
							POLICY INFORMATION (OWNERSHIP %, INSURED, POLICY No.)
							0.7	0.3	0.75	0.3	0.75	0.3	0.3	0.7	0.7	1
	Policy Acquisition	Origination Fee	Administrative & Custodial Fees	Servicing	MPIC Premium	Commitment Fee
Commitment	4020000	77750	137252	233250	637550	318775	1279390	470340	283650	102390	1206975	444900	928110	403200	116130	1249200

INITIAL DISBURSEMENT
Funding Date	Policy Acquisition	Origination Fee	Administrative & Custodial Fees	Servicing	MPIC Premium	Commitment Fee
41074	4020000	77750	0	11662.5	637550	0	0	17580	11775	7140	57300	20700	94470	0	0	49800

			Outlook of Commitment Disbursement and Request Dates (US Dollar)
Request Date	Policy Acquisition	Origination Fee	Administrative & Custodial Fees	Servicing	MPIC Premium	Commitment Fee
41090			0		0	0	0	0	0	0	0	0	0	0	0	0
41105			26250		0	0	0	0	0	0	0	0	0	0	0	0
41120			3462		0	0	0	0	0	0	0	0	0	11900	0	0
41136			0		0	0	10640	0	0	0	0	0	0	0	0	0
41151			0		0	0	0	15810	0	5580	0	0	0	0	0	0
41167			0	11662.5	0	0	63420	0	9375	0	65175	20700	56190	0	0	49800
41182			0		0	0	0	0	0	0	0	0	0	0	0	0
41197			0		0	0	0	0	0	0	0	0	0	0	0	0
41212			0		0	0	0	0	0	0	0	0	0	21000	0	0
41228			0		0	0	0	0	0	0	0	0	0	0	0	0
41243			0		0	0	0	18930	0	5520	0	0	0	0	0	0
41258			0	11662.5	0	0	63420	0	14025	0	65175	20700	35730	0	0	47300
41273			0		0	0	0	0	0	0	0	0	0	0	0	0
41289			0		0	0	0	0	0	0	0	0	0	0	0	0
41304			0		0	0	0	0	0	0	0	0	0	21000	0	0
41320			0		0	0	0	0	0	0	0	0	0	0	0	0
41333			0		0	0	0	18930	0	5490	0	0	0	0	0	0
41348			0	11662.5	0	0	63420	0	14025	0	62325	22500	41460	0	0	55600
41363			0		0	0	0	0	0	0	0	0	0	0	0	0
41379			0		0	0	0	0	0	0	0	0	0	0	0	0
41394			0		0	0	0	0	0	0	0	0	0	21000	0	0
41409			0		0	0	0	0	0	0	0	0	0	0	0	0
41424			0		0	0	0	19770	0	5490	0	0	0	0	0	0
41440			26885	11662.5	0	0	64960	0	14025	0	48975	22500	41460	0	0	55600
41455			0		0	0	0	0	0	0	0	0	0	0	0	0
41470			0		0	0	0	0	0	0	0	0	0	0	4690	0
41485			0		0	0	0	0	0	0	0	0	0	14840	0	0
41501			0		0	0	0	0	0	0	0	0	0	0	0	0
41516			0		0	0	0	18480	0	5490	0	0	0	0	0	0
41532			0	11662.5	0	0	68040	0	10425	0	56625	22500	41460	0	0	55600
41547			0		0	0	0	0	0	0	0	0	0	0	0	0
41562			0	0	0	0	0	0	0	0	0	0	0	0	6090	0
41577			0		0	0	0	0	0	0	0	0	0	21840	0	0
41593			0		0	0	0	0	0	0	0	0	0	0	0	0
41608			0		0	0	0	21450	0	5070	0	0	0	0	0	0
41623			0	11662.5	0	0	68040	0	15000	0	56625	22500	38550	0	0	55300
41638			0		0	0	0	0	0	0	0	0	0	0	0	0
41654			0		0	0	0	0	0	0	0	0	0	0	5740	0
41669			0		0	0	0	0	0	0	0	0	0	21840	0	0
41685			0		0	0	0	0	0	0	0	0	0	0	0	0
41698			0		0	0	0	21450	0	4860	0	0	0	0	0	0
41713			0	11662.5	0	0	68040	0	15000	0	58800	23400	44910	0	0	63100
41728			0		0	0	0	0	0	0	0	0	0	0	0	0
41744			0		0	0	0	0	0	0	0	0	0	0	6790	0
41759			0		0	0	0	0	0	0	0	0	0	21840	0	0
41774			0		0	0	0	0	0	0	0	0	0	0	0	0
41789			0		0	0	0	22350	0	4860	0	0	0	0	0	0
41805			26885	11662.5	0	0	68810	0	15000	0	55650	23400	44910	0	0	63100
41820			0		0	0	0	0	0	0	0	0	0	0	0	0
41835			0		0	0	0	0	0	0	0	0	0	0	6790	0
41850			0		0	0	0	0	0	0	0	0	0	15330	0	0
41866			0		0	0	0	0	0	0	0	0	0	0	0	0
41881			0		0	0	0	21330	0	4860	0	0	0	0	0	0
41897			0	11662.5	0	0	70350	0	11625	0	63000	23400	44910	0	0	63100
41912			0		0	0	0	0	0	0	0	0	0	0	0	0
41927			0		0	0	0	0	0	0	0	0	0	0	7210	0
41942			0		0	0	0	0	0	0	0	0	0	22330	0	0
41958			0		0	0	0	0	0	0	0	0	0	0	0	0
41973			0		0	0	0	24150	0	4560	0	0	0	0	0	0
41988			0	11662.5	0	0	70350	0	16125	0	63000	23400	42510	0	0	64700
42003			0		0	0	0	0	0	0	0	0	0	0	0	0
42019			0		0	0	0	0	0	0	0	0	0	0	7070	0
42034			0		0	0	0	0	0	0	0	0	0	22330	0	0
42050			0		0	0	0	0	0	0	0	0	0	0	0	0
42063			0		0	0	0	24150	0	4410	0	0	0	0	0	0
42078			0	11662.5	0	0	70350	0	16125	0	65025	23970	48840	0	0	72100
42093			0		0	0	0	0	0	0	0	0	0	0	0	0
42109			0		0	0	0	0	0	0	0	0	0	0	8120	0
42124			0		0	0	0	0	0	0	0	0	0	22330	0	0
42139			0		0	318775	0	0	0	0	0	0	0	0	0	0
42154			0		0		0	25350	0	4410	0	0	0	0	0	0
42170			26885	11662.5	0		71400	0	16125	0	61950	23970	48840	0	0	72100
42185			0		0		0	0	0	0	0	0	0	0	0	0
42200			0		0		0	0	0	0	0	0	0	0	8120	0
42215			0		0		0	0	0	0	0	0	0	18060	0	0
42231			0		0		0	0	0	0	0	0	0	0	0	0
42246			0		0		0	25020	0	4410	0	0	0	0	0	0
42262			0	11662.5	0		73500	0	14700	0	69075	23970	48840	0	0	72100
42277			0		0		0	0	0	0	0	0	0	0	0	0
42292			0		0		0	0	0	0	0	0	0	0	8540	0
42307			0		0		0	0	0	0	0	0	0	25060	0	0
42323			0		0		0	0	0	0	0	0	0	0	0	0
42338			0		0		0	27690	0	4680	0	0	0	0	0	0
42353			0	11662.5	0		73500	0	19200	0	69075	23970	46590	0	0	75600
42368			0		0		0	0	0	0	0	0	0	0	0	0
42384			0		0		0	0	0	0	0	0	0	0	8330	0
42399			0		0		0	0	0	0	0	0	0	25060	0	0
42415			0		0		0	0	0	0	0	0	0	0	0	0
42429			0		0		0	27690	0	4800	0	0	0	0	0	0
42444			0	11662.5	0		73500	0	19200	0	71025	25830	52920	0	0	82600
42459			0		0		0	0	0	0	0	0	0	0	0	0
42475			0		0		0	0	0	0	0	0	0	0	9310	0
42490			0		0		0	0	0	0	0	0	0	25060	0	0
42505			0		0		0	0	0	0	0	0	0	0	0	0
42520			0		0		0	28890	0	4800	0	0	0	0	0	0
42536			26885	11662.5	0		75950	0	19200	0	68175	25830	52920	0	0	82600
42551			0		0		0	0	0	0	0	0	0	0	0	0
42566			0		0		0	0	0	0	0	0	0	0	9310	0
42581			0		0		0	0	0	0	0	0	0	19460	0	0
42597			0		0		0	0	0	0	0	0	0	0	0	0
42612			0		0		0	28740	0	4800	0	0	0	0	0	0
42628			0	11662.5	0		80850	0	14100	0	75000	25830	52920	0	0	82600
42643			0		0		0	0	0	0	0	0	0	0	0	0
42658			0		0		0	0	0	0	0	0	0	0	9660	0
42673			0		0		0	0	0	0	0	0	0	26460	0	0
42689			0		0		0	0	0	0	0	0	0	0	0	0
42704			0		0		0	31290	0	5430	0	0	0	0	0	0
42719			0	11662.5	0		80850	0	18600	0	75000	25830	49680	0	0	86500
42734			0		0		0	0	0	0	0	0	0	0	0	0
42750			0		0		0	0	0	0	0	0	0	0	10360	0
42765			0		0		0	0	0	0	0	0	0	26460	0	0
42781			0		0		0	0	0	0	0	0	0	0	0	0
42794			0	11662.5	0		0	31290	0	5730	0	0	0	0	0	0
42794			0		0		53900	0	12375	0	50025	14850	39480	0	0	62100
42794			0		0		0	0	0	0	0	0	0	0	0	0
42794			0		0		0	0	0	0	0	0	0	0	3500	0
42794			0		0		0	0	0	0	0	0	0	8820	0	0
42794			0		0		0	0	0	0	0	0	0	0	0	0
42794					0		0	0	0	0	0	0	0	0	0	0

(1)Does not include accrued interest
(2) The Bank reserves the right to disburse an additional $750,000 at its discretion

SCHEDULE II

TW Life VI S.á.r.l.
TOTAL DISBURSEMENTS(1),(2)		8119117
												41074	to	42898

EXPECTED COMMITMENT AMOUNTS
							POLICY INFORMATION (OWNERSHIP %, INSURED, POLICY No.)
							0.3	0.7	0.25	0.7	0.25	0.7	0.7	0.3	0.3	1
	Policy Acquisition	Origination Fee	Service & Trustee Fees	Servicing	MPIC Premium	Commitment Fee											Grand Total
Commitment	0	0	137252	228000	623200	311600	571410	1097460	98675	238910	419000	1072750	2257710	176580	51270	835300	8119117

INITIAL DISBURSEMENT
Funding Date	Policy Acquisition	Origination Fee	Service & Trustee Fees	Servicing	MPIC Premium	Commitment Fee											Grand Total
41074			0	11400	623200	0	0	41020	3925	16660	19100	48300	220430	0	0	41400	1025435

			Outlook of Commitment Disbursement and Request Dates (US Dollar)
Request Date	Policy Acquisition	Origination Fee	Service & Trustee Fees	Servicing	MPIC Premium	Commitment Fee											Grand Total
41090			0		0		0	0	0	0	0	0	0	0	0	0	0
41105			26250		0		0	0	0	0	0	0	0	0	0	0	26250
41120			3462		0		0	0	0	0	0	0	0	5100	0	0	8562
41136			0		0		4560	0	0	0	0	0	0	0	0	0	4560
41151			0		0		0	36890	0	13020	0	0	0	0	0	0	49910
41167			0	11400	0		27180	0	3125	0	21725	48300	131110	0	0	41400	284240
41182			0		0		0	0	0	0	0	0	0	0	0	0	0
41197			0		0		0	0	0	0	0	0	0	0	0	0	0
41212			0		0		0	0	0	0	0	0	0	9000	0	0	9000
41228			0		0		0	0	0	0	0	0	0	0	0	0	0
41243			0		0		0	44170	0	12880	0	0	0	0	0	0	57050
41258			0	11400	0		27180	0	4675	0	21725	48300	83370	0	0	41400	238050
41273			0		0		0	0	0	0	0	0	0	0	0	0	0
41289			0		0		0	0	0	0	0	0	0	0	0	0	0
41304			0		0		0	0	0	0	0	0	0	9000	0	0	9000
41320			0		0		0	0	0	0	0	0	0	0	0	0	0
41333			0		0		0	44170	0	12810	0	0	0	0	0	0	56980
41348			0	11400	0		27180	0	4675	0	20775	52500	96740	0	0	41400	254670
41363			0		0		0	0	0	0	0	0	0	0	0	0	0
41379			0		0		0	0	0	0	0	0	0	0	0	0	0
41394			0		0		0	0	0	0	0	0	0	9000	0	0	9000
41409			0		0		0	0	0	0	0	0	0	0	0	0	0
41424			0		0		0	46130	0	12810	0	0	0	0	0	0	58940
41440			26885	11400	0		27840	0	4675	0	16325	52500	96740	0	0	41400	277765
41455			0		0		0	0	0	0	0	0	0	0	0	0	0
41470			0		0		0	0	0	0	0	0	0	0	2010	0	2010
41485			0		0		0	0	0	0	0	0	0	6360	0	0	6360
41501			0		0		0	0	0	0	0	0	0	0	0	0	0
41516			0		0		0	43120	0	12810	0	0	0	0	0	0	55930
41532			0	11400	0		29160	0	3475	0	18875	52500	96740	0	0	41400	253550
41547			0		0		0	0	0	0	0	0	0	0	0	0	0
41562			0	0	0		0	0	0	0	0	0	0	0	2610	0	2610
41577			0		0		0	0	0	0	0	0	0	9360	0	0	9360
41593			0		0		0	0	0	0	0	0	0	0	0	0	0
41608			0		0		0	50050	0	11830	0	0	0	0	0	0	61880
41623			0	11400	0		29160	0	5000	0	18875	52500	89950	0	0	41400	248285
41638			0		0		0	0	0	0	0	0	0	0	0	0	0
41654			0		0		0	0	0	0	0	0	0	0	2460	0	2460
41669			0		0		0	0	0	0	0	0	0	9360	0	0	9360
41685			0		0		0	0	0	0	0	0	0	0	0	0	0
41698			0		0		0	50050	0	11340	0	0	0	0	0	0	61390
41713			0	11400	0		29160	0	5000	0	19600	54600	104790	0	0	41900	266450
41728			0		0		0	0	0	0	0	0	0	0	0	0	0
41744			0		0		0	0	0	0	0	0	0	0	2910	0	2910
41759			0		0		0	0	0	0	0	0	0	9360	0	0	9360
41774			0		0		0	0	0	0	0	0	0	0	0	0	0
41789			0		0		0	52150	0	11340	0	0	0	0	0	0	63490
41805			26885	11400	0		29490	0	5000	0	18550	54600	104790	0	0	40600	291315
41820			0		0		0	0	0	0	0	0	0	0	0	0	0
41835			0		0		0	0	0	0	0	0	0	0	2910	0	2910
41850			0		0		0	0	0	0	0	0	0	6570	0	0	6570
41866			0		0		0	0	0	0	0	0	0	0	0	0	0
41881			0		0		0	49770	0	11340	0	0	0	0	0	0	61110
41897			0	11400	0		30150	0	3875	0	21000	54600	104790	0	0	40600	266415
41912			0		0		0	0	0	0	0	0	0	0	0	0	0
41927			0		0		0	0	0	0	0	0	0	0	3090	0	3090
41942			0		0		0	0	0	0	0	0	0	9570	0	0	9570
41958			0		0		0	0	0	0	0	0	0	0	0	0	0
41973			0		0		0	56350	0	10640	0	0	0	0	0	0	66990
41988			0	11400	0		30150	0	5375	0	21000	54600	99190	0	0	40600	262315
42003			0		0		0	0	0	0	0	0	0	0	0	0	0
42019			0		0		0	0	0	0	0	0	0	0	3030	0	3030
42034			0		0		0	0	0	0	0	0	0	9570	0	0	9570
42050			0		0		0	0	0	0	0	0	0	0	0	0	0
42063			0		0		0	56350	0	10290	0	0	0	0	0	0	66640
42078			0	11400	0		30150	0	5375	0	21675	55930	113960	0	0	42900	281390
42093			0		0		0	0	0	0	0	0	0	0	0	0	0
42109			0		0		0	0	0	0	0	0	0	0	3480	0	3480
42124			0		0		0	0	0	0	0	0	0	9570	0	0	9570
42139			0			311600	0	0	0	0	0	0	0	0	0	0	311600
42154			0		0		0	59150	0	10290	0	0	0	0	0	0	69440
42170			26885	11400	0		30600	0	5375	0	20650	55930	113960	0	0	45500	310300
42185			0		0		0	0	0	0	0	0	0	0	0	0	0
42200			0		0		0	0	0	0	0	0	0	0	3480	0	3480
42215			0		0		0	0	0	0	0	0	0	7740	0	0	7740
42231			0		0		0	0	0	0	0	0	0	0	0	0	0
42246			0		0		0	58380	0	10290	0	0	0	0	0	0	68670
42262			0	11400	0		31500	0	4900	0	23025	55930	113960	0	0	45500	286215
42277			0		0		0	0	0	0	0	0	0	0	0	0	0
42292			0		0		0	0	0	0	0	0	0	0	3660	0	3660
42307			0		0		0	0	0	0	0	0	0	10740	0	0	10740
42323			0		0		0	0	0	0	0	0	0	0	0	0	0
42338			0		0		0	64610	0	10920	0	0	0	0	0	0	75530
42353			0	11400	0		31500	0	6400	0	23025	55930	108710	0	0	45500	282465
42368			0		0		0	0	0	0	0	0	0	0	0	0	0
42384			0		0		0	0	0	0	0	0	0	0	3570	0	3570
42399			0		0		0	0	0	0	0	0	0	10740	0	0	10740
42415			0		0		0	0	0	0	0	0	0	0	0	0	0
42429			0		0		0	64610	0	11200	0	0	0	0	0	0	75810
42444			0	11400	0		31500	0	6400	0	23675	60270	123480	0	0	44600	301325
42459			0		0		0	0	0	0	0	0	0	0	0	0	0
42475			0		0		0	0	0	0	0	0	0	0	3990	0	3990
42490			0		0		0	0	0	0	0	0	0	10740	0	0	10740
42505			0		0		0	0	0	0	0	0	0	0	0	0	0
42520			0		0		0	67410	0	11200	0	0	0	0	0	0	78610
42536			26885	11400	0		32550	0	6400	0	22725	60270	123480	0	0	43000	326710
42551			0		0		0	0	0	0	0	0	0	0	0	0	0
42566			0		0		0	0	0	0	0	0	0	0	3990	0	3990
42581			0		0		0	0	0	0	0	0	0	8340	0	0	8340
42597			0		0		0	0	0	0	0	0	0	0	0	0	0
42612			0		0		0	67060	0	11200	0	0	0	0	0	0	78260
42628			0	11400	0		34650	0	4700	0	25000	60270	123480	0	0	43000	302500
42643			0		0		0	0	0	0	0	0	0	0	0	0	0
42658			0		0		0	0	0	0	0	0	0	0	4140	0	4140
42673			0		0		0	0	0	0	0	0	0	11340	0	0	11340
42689			0		0		0	0	0	0	0	0	0	0	0	0	0
42704			0		0		0	73010	0	12670	0	0	0	0	0	0	85680
42719			0	11400	0		34650	0	6200	0	25000	60270	115920	0	0	43000	296440
42734			0		0		0	0	0	0	0	0	0	0	0	0	0
42750			0		0		0	0	0	0	0	0	0	0	4440	0	4440
42765			0		0		0	0	0	0	0	0	0	11340	0	0	11340
42781			0		0		0	0	0	0	0	0	0	0	0	0	0
42794			0		0		0	73010	0	13370	0	0	0	0	0	0	86380
42809			0	11400	0		23100	0	4125	0	16675	34650	92120	0	0	28800	210870
42824			0		0		0	0	0	0	0	0	0	0	0	0	0
42840			0		0		0	0	0	0	0	0	0	0	1500	0	1500
42855			0		0		0	0	0	0	0	0	0	3780	0	0	3780
42870			0		0		0	0	0	0	0	0	0	0	0	0	0
42885			0		0		0	0	0	0	0	0	0	0	0	0	0

(1)Does not include accrued interest
(2) The Bank reserves the right to disburse an additional $750,000 at its discretion

SCHEDULE II

TW LIFE VII S.Á.R.L.
TOTAL DISBURSEMENTS(1)(2)		5146649
												41102	to	42562

EXPECTED COMMITMENT AMOUNTS
							POLICY INFORMATION (OWNERSHIP %, INSURED, POLICY No.)
							1	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
	Policy Acquisition	Origination Fee	Administrative & Custodial Fees	Servicing	MPIC Premium	Commitment Fee											Grand Total
Commitment	1640000	64596.57	106965	155032	516780	258390	480900	293580	373240	380765	143430	30135	39060	325150	283640	54985	5146649

INITIAL DISBURSEMENT
Funding Date	Policy Acquisition	Origination Fee	Administrative & Custodial Fees	Servicing	MPIC Premium	Commitment Fee											Grand Total
41102	1640000	64596.57	0	9689.5	516780	0	0	10255	20160	20650	8715	0	0	17535	0	0	2308381

Outlook of Commitment Disbursement and Request Dates (US Dollar)
Request Date	Policy Acquisition	Origination Fee	Administrative & Custodial Fees	Servicing	MPIC Premium	Commitment Fee											Grand Total
41120			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41136			26250		0	0	36500	0	0	0	0	0	0	0	0	0	62750
41151			2490		0	0	0	0	0	0	0	0	0	0	13720	0	16210
41167			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41182			0		0	0	0	17360	20160	21385	8715	0	0	0	0	0	67620
41197			0	9689.5	0	0	0	0	0	0	0	1295	0	17535	0	0	28519.5
41212			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41228			0		0	0	36000	0	0	0	0	0	0	0	0	0	36000
41243			0		0	0	0	0	0	0	0	0	0	0	17570	0	17570
41258			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41273			0		0	0	0	17360	20160	21735	8715	0	0	0	0	0	67970
41289			0	9689.5	0	0	0	0	0	0	0	2380	0	19495	0	0	31564.5
41304			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41320			0		0	0	36000	0	0	0	0	0	19600	0	0	0	55600
41333			0		0	0	0	0	0	0	0	0	0	0	17570	0	17570
41348			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41363			0		0	0	0	17360	16905	21735	8820	0	0	0	0	3745	68565
41379			0	9689.5	0	0	0	0	0	0	0	2380	0	20475	0	0	32544.5
41394			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41409			0		0	0	36000	0	0	0	0	0	0	0	0	0	36000
41424			0		0	0	0	0	0	0	0	0	0	0	17955	0	17955
41440			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41455			0		0	0	0	11760	23660	21735	8820	0	0	0	0	3745	69720
41470			26075	9689.5	0	0	0	0	0	0	0	2380	0	20475	0	0	58619.5
41485			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41501			0		0	0	33000	0	0	0	0	0	0	0	0	0	33000
41516			0		0	0	0	0	0	0	0	0	0	0	18130	0	18130
41532			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41547			0		0	0	0	18935	23660	23100	8820	0	0	0	0	4060	78575
41562			0	9689.5	0	0	0	0	0	0	0	1330	0	20475	0	0	31494.5
41577			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41593			0	0	0	0	33000	0	0	0	0	0	0	0	0	0	33000
41608			0		0	0	0	0	0	0	0	0	0	0	18130	0	18130
41623			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41638			0		0	0	0	18935	23660	23765	8820	0	0	0	0	4235	79415
41654			0	9689.5	0	0	0	0	0	0	0	2065	0	20265	0	0	32019.5
41669			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41685			0		0	0	33000	0	0	0	0	0	0	0	0	0	33000
41698			0		0	0	0	0	0	0	0	0	0	0	18130	0	18130
41713			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41728			0		0	0	0	18935	19530	23765	8925	0	0	0	0	4235	75390
41744			0	9689.5	0	0	0	0	0	0	0	2065	0	20195	0	0	31949.5
41759			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41774			0		0	0	33000	0	0	0	0	0	0	0	0	0	33000
41789			0		0	0	0	0	0	0	0	0	0	0	19250	0	19250
41805			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41820			0		0	0	0	13895	26285	23765	8925	0	0	0	0	4235	77105
41835			26075	9689.5	0	0	0	0	0	0	0	2065	0	20195	0	0	58024.5
41850			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41866			0		0	0	30000	0	0	0	0	0	0	0	0	0	30000
41881			0		0	0	0	0	0	0	0	0	0	0	19810	0	19810
41897			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41912			0		0	0	0	21035	26285	24745	8925	0	0	0	0	4200	85190
41927			0	9689.5	0	0	0	0	0	0	0	1470	0	20195	0	0	31354.5
41942			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41958			0		0	0	30000	0	0	0	0	0	0	0	0	0	30000
41973			0		0	0	0	0	0	0	0	0	0	0	19810	0	19810
41988			0		0	0	0	0	0	0	0	0	0	0	0	0	0
42003			0		0	0	0	21035	26285	25235	8925	0	0	0	0	4200	85680
42019			0	9689.5	0	0	0	0	0	0	0	2205	0	21700	0	0	33594.5
42034			0		0	0	0	0	0	0	0	0	0	0	0	0	0
42050			0		0	0	30000	0	0	0	0	0	0	0	0	0	30000
42063			0		0	0	0	0	0	0	0	0	0	0	19810	0	19810
42078			0		0	0	0	0	0	0	0	0	14210	0	0	0	14210
42093			0		0	0	0	21035	21035	25235	9205	0	0	0	0	4200	80710
42109			0	9689.5	0	0	0	0	0	0	0	2205	0	22470	0	0	34364.5
42124			0		0	0	0	0	0	0	0	0	0	0	0	0	0
42139			0		0	0	30000	0	0	0	0	0	0	0	0	0	30000
42154			0		0	0	0	0	0	0	0	0	0	0	19460	0	19460
42170			0		0	258390	0	0	0	0	0	0	0	0	0	0	258390
42185			0		0		0	16065	27790	25235	9205	0	0	0	0	4200	82495
42200			26075	9689.5	0		0	0	0	0	0	2205	0	22470	0	0	60439.5
42215			0		0		0	0	0	0	0	0	0	0	0	0	0
42231			0		0		25300	0	0	0	0	0	0	0	0	0	25300
42246			0		0		0	0	0	0	0	0	0	0	19285	0	19285
42262			0		0		0	0	0	0	0	0	0	0	0	0	0
42277			0		0		0	23205	27790	25970	9205	0	0	0	0	4550	90720
42292			0	9689.5	0		0	0	0	0	0	1820	0	22470	0	0	33979.5
42307			0		0		0	0	0	0	0	0	0	0	0	0	0
42323			0		0		25300	0	0	0	0	0	0	0	0	0	25300
42338			0		0		0	0	0	0	0	0	0	0	19285	0	19285
42353			0		0		0	0	0	0	0	0	0	0	0	0	0
42368			0		0		0	23205	27790	26355	9205	0	0	0	0	4690	91245
42384			0	9689.5	0		0	0	0	0	0	2555	0	23345	0	0	35589.5
42399			0		0		0	0	0	0	0	0	0	0	0	0	0
42415			0		0		25300	0	0	0	0	0	0	0	0	0	25300
42429			0		0		0	0	0	0	0	0	0	0	19285	0	19285
42444			0		0		0	0	0	0	0	0	5250	0	0	0	5250
42459			0		0		0	23205	22085	26355	9485	0	0	0	0	4690	85820
42475			0	9689.5	0		0	0	0	0	0	1715	0	15855	0	0	27259.5
42490			0		0		0	0	0	0	0	0	0	0	0	0	0
42505			0		0		8500	0	0	0	0	0	0	0	0	0	8500
42520			0		0		0	0	0	0	0	0	0	0	6440	0	6440
42536			0		0		0	0	0	0	0	0	0	0	0	0	0
42551			0		0		0	0	0	0	0	0	0	0	0	0	0

(1)Does not include accrued interest
(2) The Bank reserves the right to disburse an additional $350,000 at its discretion

SCHEDULE II

TW Life VIII S.á.r.l.
TOTAL DISBURSEMENTS(1)(2)		7932903
												41102	to	42927

EXPECTED COMMITMENT AMOUNTS
							POLICY INFORMATION (OWNERSHIP %, INSURED, POLICY No.)
							0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	1
	Policy Acquisition	Origination Fee	Administrative & Custodial Fees	Servicing	MPIC Premium	Commitment Fee											Grand Total
Commitment	2400000	104250.8	112635	250202	834000	417000	545220	693160	707135	266370	55965	72540	603850	526760	102115	241700	7932903

INITIAL DISBURSEMENT
Funding Date	Policy Acquisition	Origination Fee	Administrative & Custodial Fees	Servicing	MPIC Premium	Commitment Fee											Grand Total
41102	2400000	104250.8	0	15637.63	834000	0	19045	37440	38350	16185	0	0	32565	0	0	16100	3513573

			Outlook of Commitment Disbursement and Request Dates (US Dollar)
Request Date	Policy Acquisition	Origination Fee	Administrative & Custodial Fees	Servicing	MPIC Premium	Commitment Fee											Grand Total
41120			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41136			26250		0	0	0	0	0	0	0	0	0	0	0	0	26250
41151			4110		0	0	0	0	0	0	0	0	0	25480	0	0	29590
41167			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41182			0		0	0	32240	37440	39715	16185	0	0	0	0	0	0	125580
41197			0	15637.63	0	0	0	0	0	0	2405	0	32565	0	0	16700	67307.63
41212			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41228			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41243			0		0	0	0	0	0	0	0	0	0	32630	0	0	32630
41258			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41273			0		0	0	32240	37440	40365	16185	0	0	0	0	0	0	126230
41289			0	15637.63	0	0	0	0	0	0	4420	0	36205	0	0	11500	67762.63
41304			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41320			0		0	0	0	0	0	0	0	36400	0	0	0	0	36400
41333			0		0	0	0	0	0	0	0	0	0	32630	0	0	32630
41348			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41363			0		0	0	32240	31395	40365	16380	0	0	0	0	6955	0	127335
41379			0	15637.63	0	0	0	0	0	0	4420	0	38025	0	0	18100	76182.63
41394			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41409			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41424			0		0	0	0	0	0	0	0	0	0	33345	0	0	33345
41440			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41455			0		0	0	21840	43940	40365	16380	0	0	0	0	6955	0	129480
41470			27425	15637.63	0	0	0	0	0	0	4420	0	38025	0	0	18100	103607.6
41485			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41501			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41516			0		0	0	0	0	0	0	0	0	0	33670	0	0	33670
41532			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41547			0		0	0	35165	43940	42900	16380	0	0	0	0	7540	0	145925
41562			0	15637.63	0	0	0	0	0	0	2470	0	38025	0	0	17300	73432.63
41577			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41593			0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
41608			0		0	0	0	0	0	0	0	0	0	33670	0	0	33670
41623			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41638			0		0	0	35165	43940	44135	16380	0	0	0	0	7865	0	147485
41654			0	15637.63	0	0	0	0	0	0	3835	0	37635	0	0	9100	66207.63
41669			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41685			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41698			0		0	0	0	0	0	0	0	0	0	33670	0	0	33670
41713			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41728			0		0	0	35165	36270	44135	16575	0	0	0	0	7865	0	140010
41744			0	15637.63	0	0	0	0	0	0	3835	0	37505	0	0	15700	72677.63
41759			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41774			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41789			0		0	0	0	0	0	0	0	0	0	35750	0	0	35750
41805			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41820			0		0	0	25805	48815	44135	16575	0	0	0	0	7865	0	143195
41835			27425	15637.63	0	0	0	0	0	0	3835	0	37505	0	0	15700	100102.6
41850			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41866			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41881			0		0	0	0	0	0	0	0	0	0	36790	0	0	36790
41897			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41912			0		0	0	39065	48815	45955	16575	0	0	0	0	7800	0	158210
41927			0	15637.63	0	0	0	0	0	0	2730	0	37505	0	0	16000	71872.63
41942			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41958			0		0	0	0	0	0	0	0	0	0	0	0	0	0
41973			0		0	0	0	0	0	0	0	0	0	36790	0	0	36790
41988			0		0	0	0	0	0	0	0	0	0	0	0	0	0
42003			0		0	0	39065	48815	46865	16575	0	0	0	0	7800	0	159120
42019			0	15637.63	0	0	0	0	0	0	4095	0	40300	0	0	10000	70032.63
42034			0		0	0	0	0	0	0	0	0	0	0	0	0	0
42050			0		0	0	0	0	0	0	0	0	0	0	0	0	0
42063			0		0	0	0	0	0	0	0	0	0	36790	0	0	36790
42078			0		0	0	0	0	0	0	0	26390	0	0	0	0	26390
42093			0		0	0	39065	39065	46865	17095	0	0	0	0	7800	0	149890
42109			0	15637.63	0	0	0	0	0	0	4095	0	41730	0	0	16600	78062.63
42124			0		0	0	0	0	0	0	0	0	0	0	0	0	0
42139			0		0	0	0	0	0	0	0	0	0	0	0	0	0
42154			0		0	0	0	0	0	0	0	0	0	36140	0	0	36140
42170			0		0	417000	0	0	0	0	0	0	0	0	0	0	417000
42185			0		0		29835	51610	46865	17095	0	0	0	0	7800	0	153205
42200			27425	15637.63	0		0	0	0	0	4095	0	41730	0	0	16600	105487.6
42215			0		0		0	0	0	0	0	0	0	0	0	0	0
42231			0		0		0	0	0	0	0	0	0	0	0	0	0
42246			0		0		0	0	0	0	0	0	0	35815	0	0	35815
42262			0		0		0	0	0	0	0	0	0	0	0	0	0
42277			0		0		43095	51610	48230	17095	0	0	0	0	8450	0	168480
42292			0	15637.63	0		0	0	0	0	3380	0	41730	0	0	17400	78147.63
42307			0		0		0	0	0	0	0	0	0	0	0	0	0
42323			0		0		0	0	0	0	0	0	0	0	0	0	0
42338			0		0		0	0	0	0	0	0	0	35815	0	0	35815
42353			0		0		0	0	0	0	0	0	0	0	0	0	0
42368			0		0		43095	51610	48945	17095	0	0	0	0	8710	0	169455
42384			0	15637.63	0		0	0	0	0	4745	0	43355	0	0	14100	77837.63
42399			0		0		0	0	0	0	0	0	0	0	0	0	0
42415			0		0		0	0	0	0	0	0	0	0	0	0	0
42429			0		0		0	0	0	0	0	0	0	35815	0	0	35815
42444			0		0		0	0	0	0	0	9750	0	0	0	0	9750
42459			0		0		43095	41015	48945	17615	0	0	0	0	8710	0	159380
42475			0	15637.63	0		0	0	0	0	3185	0	29445	0	0	12700	60967.63
42490			0		0		0	0	0	0	0	0	0	0	0	0	0
42505			0		0		0	0	0	0	0	0	0	0	0	0	0
42520			0		0		0	0	0	0	0	0	0	11960	0	0	11960
42536			0		0		0	0	0	0	0	0	0	0	0	0	0
42551			0		0		0	0	0	0	0	0	0	0	0	0	0
42566			0		0		0	0	0	0	0	0	0	0	0	0	0
42581			0		0		0	0	0	0	0	0	0	0	0	0	0
42597			0		0		0	0	0	0	0	0	0	0	0	0	0
42612			0		0		0	0	0	0	0	0	0	0	0	0	0
42628			0		0		0	0	0	0	0	0	0	0	0	0	0
42643			0		0		0	0	0	0	0	0	0	0	0	0	0
42658			0		0		0	0	0	0	0	0	0	0	0	0	0
42673			0		0		0	0	0	0	0	0	0	0	0	0	0
42689			0		0		0	0	0	0	0	0	0	0	0	0	0
42704			0		0		0	0	0	0	0	0	0	0	0	0	0
42719			0		0		0	0	0	0	0	0	0	0	0	0	0
42734			0		0		0	0	0	0	0	0	0	0	0	0	0
42750			0		0		0	0	0	0	0	0	0	0	0	0	0
42765			0		0		0	0	0	0	0	0	0	0	0	0	0
42781			0		0		0	0	0	0	0	0	0	0	0	0	0
42794			0		0		0	0	0	0	0	0	0	0	0	0	0
42809			0		0		0	0	0	0	0	0	0	0	0	0	0
42824			0		0		0	0	0	0	0	0	0	0	0	0	0
42840			0		0		0	0	0	0	0	0	0	0	0	0	0
42855			0		0		0	0	0	0	0	0	0	0	0	0	0
42870			0		0		0	0	0	0	0	0	0	0	0	0	0
42885			0		0		0	0	0	0	0	0	0	0	0	0	0
42901			0		0		0	0	0	0	0	0	0	0	0	0	0
42916					0		0	0	0	0	0	0	0	0	0	0	0

(1)Does not include accrued interest
(2) The Bank reserves the right to disburse an additional $500,000 at its discretion

SCHEDULE II

AVAILABLE AMOUNTS

	Account #1 (EUR)	Account #2 (USD)
TW Life S.à r.l. V	EUR €42.84	US$ 97,144.30.00
TW Life S.à r.l. VI	EUR €28.58	US$ 94,039.32.00
TW Life S.à r.l. VII	EUR €165.83	US$ 73,535.67
TW Life S.à r.l. VIII	EUR €166.33	US$ 98,535.06

SCHEDULE III

Expenses

Capita Fiduciary
Fixed Fees per Luxco (Annual)
Services Agreement	€ 5,315
Domiciliation Agreement	€ 2,500
Mandate Agreement	€ 3,000
Total Fixed Fees		€ 10,815
Estimated Additional Charges*		€ 10,000
Total Estimated Annual Expenses per Luxco- EUR (before VAT)		€ 20,815

Genesis
Fixed Annual Fee (per Cayco)		$7,500
Estimated Additional Charges* (per Cayco)		$2,500
Total Annual Expenses – USD		$10,000

Koelln & Cie GmbH & Co. KG
Success Fee per Structure – EUR (due at loan maturity - before VAT)		€ 50,000

Other German Fees
WM Treuhand (German Accounting Firm – included in loan disbursement schedule, before VAT)		€ 5,950
Koelln & Cie GmbH & Co. KG (Annual Fee – included in loan disbursement schedule, before VAT)		€ 5,950
Managing Director Fee (Included in loan disbursement schedule, before VAT)		€ 5,950

* Please note Estimated Additional Charges are estimates only and no representations or guarantees are being made as to the sufficiency of the estimated amounts.